UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 9, 2015

IMK GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	005-88359	56-2495218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Fl. KGIT, 1601 SanAm-Dong Mapo-Gu, Seoul, Korea		1601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		02-6959-8500

FUTURA PICTURES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On March 9, 2015, IMK Group, Inc. (formerly “Futura Pictures, Inc.”) (the “Company”) issued 884,506 shares of the Company's common stock at a price of USD$0.02827 per share for total proceeds of USD$25,005 pursuant to a private placement offering (the “Offering”) approved by the Company’s Board of Directors. The shares were issued pursuant to Rule 903 of Regulation S of the Securities Act of 1933, as amended on the basis of representations provided by the subscriber to the Offering that it was not in the United States at the time of the Offering, is not a “U.S. person” as defined in Regulation S, and was not acquiring the Company’s shares for the account or benefit of any U.S. person. No directed selling efforts have been or will be made in the United States, and the Company has implemented the offering restrictions required by Regulation S.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective March 12, 2015, Buddy Young resigned as a director of IMK Group, Inc. (formerly “Futura Pictures, Inc.”) (the “Company”). The resignation of Mr. Young was not due to any disagreements with the Company of any nature. Also on March 12, 2015 the following persons were appointed as directors of the Company:

Name	Age	Positions
Jae Min Oh	58	Director
Sung Ho Park	51	Director and Chairman of the Board
Kyung-Chun (Ken) Min	65	Director
Jae-Kang Lee	56	Director

Mr. Park was also subsequently appointed as Chairman of the Company’s Board of Directors.

Biographical information for each of Messrs. Oh, Park, Min and Lee is provided in the Schedule 14F-1 Information Statement filed by the Company with the Securities and Exchange Commission on March 2, 2014 and is incorporated by reference herein.

The Company does not have any material compensatory arrangements with Messrs. Oh, Park, Min or Lee.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment to Articles

Effective March 13, 2015, Futura Pictures, Inc. (the “Company”) amended its articles of incorporation to change its name to IMK Group, Inc. (the “Name Change”). To effect the Name Change, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State. Other than the Name Change, no other changes were made to the Company’s Articles of Incorporation.

ITEM 8.01	OTHER EVENTS.

Ticker Symbol Change

Effective March 13, 2015, the stock symbol for IMK Group Inc.’s (formerly “Futura Pictures Inc.”) common stock was changed from “FTPR” to “IMKG”.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment (Change of Name) effective March 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMK GROUP, INC.

Date: March 13, 2015	By:	/s/ Rak Gu Kim
Rak Gu Kim Chief Financial Officer, Treasurer and Secretary